Exhibit 99.2

N A B O R S . C O M Technology. Expertise. Performance. Drilling for a better tomorrow. DELIVERING ENERGY. ADVANCING THE WORLD. 3Q 2026 Earnings Presentation NYSE: NBR www.nabors.com

FORWARD-LOOKING STATEMENTS We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics, global and regional conflicts and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the amount and nature of our future capital expenditures and how we expect to fund our capital • expenditures; • the occurrence of cybersecurity incidents, attacks or other breaches to our information technology systems; • the impact of our long-term indebtedness and other financial commitments on our financial and operating • flexibility; • our access to, and the cost of, capital, including the impact of a downgrade in our credit rating, covenant restrictions, availability under our secured revolving credit facility, future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions, such as our acquisition of Parker Drilling Company (“Parker”); • changes in tax laws and the possibility of changes in other laws and regulations; • the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • potential long-lived asset impairments; • the possibility of changes to U.S. trade policies and regulations, including the imposition of new tariffs, trade embargoes or sanctions; • general economic conditions, including the capital and credit markets; and • our ability to utilize NOLs. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, and adjusted gross margin. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Other companies in our industry may compute these metrics differently. These measures have limitations and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. 2

THE NABORS PLATFORM 3 INTERNATIONAL DRILLING 51% 3Q 2026 REVENUE BY SEGMENT U.S. DRILLING 31% DRILLING SOLUTIONS 13% RIG TECHNOLOGIES 5% ONE PLATFORM. SHARED DATA. BETTER EXECUTION. DRILLING OPERATIONS U.S. & key international markets DRILLING SOLUTIONS RIG TECHNOLOGIES Equipment, automation, digitization & lifecycle support Advanced software analytics & real-time insights Vertically integrated drilling and technology solutions. Aligned to drive advanced drilling performance.

VERTICAL INTEGRATION DRIVES SIGNIFICANT VALUE 4 INTERNATIONAL DRILLING U.S. DRILLING DRILLING SOLUTIONS* RIG TECHNOLOGIES Automated technology that enables greater efficiency and consistency. Deploying fit-for-purpose rigs in major markets. Operating a fleet of high-spec rigs across key U.S. basins. Using the rig as an integrated platform to deliver differentiated services. Integration across operations, solutions, and technology allows Nabors to optimize performance, reliability, and customer outcomes. * Drilling Solutions is also referred to as “NDS” throughout this presentation.

>$9 million Reduction in annual interest Building shareholder value 3Q HIGHLIGHTS. 5 MOMENTUM ACCELERATES. Note: For the reconciliation of adjusted gross margin to the most comparable GAAP measures see non-GAAP reconciliations in Appendix INTERNATIONAL DRILLING 95 average rig count up 1.5 rigs sequentially >$19,000 average daily gross margin a record high, and expecting another record next quarter Growing our presence in key markets BALANCE SHEET PROGRESS 73 average rig count up 5 rigs sequentially >$14,000 average daily gross margin up $232 sequentially, materially exceeding our guidance Driven by strong commercial and operational excellence DRILLING SOLUTIONS ~47% adjusted gross margin 15% of total adjusted EBITDA from operations Driven by strong commercial and operational excellence LOWER 48 DRILLING BROAD-BASED IMPROVEMENT Sequential EBITDA growth across every operating segment ABOVE EXPECTATIONS Results exceeded implied guidance KEEPING OUR COMMITMENTS Reduced gross debt $100 million gross debt reduction fulfilling our commitment

6 These drivers support value creation through operational performance, disciplined capital allocation, and technology-enabled differentiation. Selective international growth aligned with customer demand and returns. Disciplined focus on improving capital structure and reducing debt. Operational excellence in the U.S. Lower 48. Technology-led innovation with demonstrated results. 1 2 3 4

7 OUR INTERNATIONAL FRANCHISE DEEP ROOTS. STRONG POSITIONS. EXPANDING OPPORTUNITIES. 1 Selective International Growth Aligned with Customer Demand and Returns Decades of investment in assets, relationships, infrastructure and technology have created durable regional platforms. DRILLING NDS RIG TECHNOLOGIES MIDDLE EAST • SANAD market leadership serves as a cornerstone platform in Saudi Arabia. • Three deep-gas drilling rigs in Kuwait. • NDS is the premier casing-running contractor in UAE and Saudi Arabia. LATIN AMERICA MIDDLE EAST Integrated capabilities across established markets. LATIN AMERICA • Drilling market leader in Argentina and Colombia. • Strong and growing NDS penetration. • Four offshore platform rigs in Mexico. • Deploying an idle U.S. rig for a multi-year contract in Venezuela. STRATEGICALLY POSITIONED FOR GROWTH Tracking 80+ opportunities globally OUR DISCIPLINED APPROACH • Prioritizing markets with attractive resource potential and established customer relationships. • Leveraging our portfolio of existing assets, infrastructure and technology.

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2024 2025 2026 INTERNATIONAL DRILLING DAILY METRICS Daily Rig Revenue Daily Adjusted Gross Margin 50 55 60 65 70 75 80 85 90 95 100 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2024 2025 2026 INTERNATIONAL DRILLING AVERAGE RIG COUNT 8 IMPROVING INTERNATIONAL RIG ECONOMICS INTERNATIONAL DRILLING Disciplined capital deployment focused on returns and long-term contracts. SANAD newbuilds and redeployments in core markets are increasingly generating premium pricing. Selective International Growth Aligned with Customer Demand and Returns 17% GROWTH In average working rig count Industry rig counts in markets where we operate were essentially flat over the same period of time. Note: Daily rig revenue and adjusted daily gross margin for drilling rigs only, excludes Nabors Drilling Solutions 1 Since 1Q 2024: 19% GROWTH In average daily adjusted gross margin

9 3 2 2 1 1 -3 -1 -1 -1 -1 1 -5 85 94 96 92 Rig Count 70 75 80 85 90 95 100 105 110 STRATEGIC GROWTH IN KEY INTERNATIONAL MARKETS 9 GLOBAL GROWTH PLATFORM Disciplined deployment into the world’s most attractive drilling markets – aligned with customer demand and target returns. Note: Estimates are based on current market conditions and information received from third parties, which are subject to change Selective International Growth Aligned with Customer Demand and Returns INTERNATIONAL DRILLING RIG COUNT +11 rigs Since YE 24 through September 30, 2026 ~20 Countries 1 AWARDED / SUSPENSIONS OPERATING END OF CONTRACT

$0 $10,000 $20,000 $30,000 $40,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2024 2025 2026 L48 DRILLING DAILY METRICS Daily Rig Revenue Daily Adjusted Gross Margin L48 DRILLING 28% GROWTH In working rig count We gained market share over the same period of time. Since our trough in November 2025: 7% GROWTH In average daily adjusted gross margin 0 10 20 30 40 50 60 70 80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2024 2025 2026 L48 DRILLING AVERAGE RIG COUNT 10 EFFICIENCY AND PERFORMANCE IMPROVING MARGINS Operational efficiency, performance, pricing and cost discipline supported by a high-quality customer portfolio are improving Lower 48 margins. 2 Operational Excellence in the U.S. Lower 48 Note: Daily rig revenue and adjusted daily gross margin for drilling rigs only, excludes Nabors Drilling Solutions

L48 DRILLING 11 ~20% DECLINE IN LOWER-48 MARKETED RIGS Operational Excellence in the U.S. Lower 48 -34% -13% -26% -23% -14% NBR Peer #1 Peer #2 Peer #3 Peer #4 YEAR-END MARKETED RIG COUNTS FOR SELECTED CONTRACTORS, 2023-2025 2023 2024 2025 2023 2024 2025 2023 2024 2025 2023 2024 2025 2023 2024 2025 Total L48 Marketed Rigs: 760 → 600 (~20% decline) Higher utilization supports progressive pricing power. 2

400 600 800 $- $20 $40 $60 $80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2024 2025 2026 U.S BKR Rig Count $ millions U.S. NDS U.S. Revenue BKR Rig Count 0 200 400 600 800 1000 1200 $- $10 $20 $30 $40 $50 $60 $70 $80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2024 2025 2026 Select country BKR rig count $ millions INTERNATIONAL NDS International Revenue BKR Rig Count U.S. INTERNATIONAL 12 DRILLING SOLUTIONS – GLOBAL MARKET REACH Technology-Led Innovation with Demonstrated Results L48 – OFFSHORE - ALASKA * Select country rig count per Baker Hughes - countries in which NDS operated ** On 8/3/25 Baker Hughes updated its worldwide rig count to reflect more than 230 rigs operating in Saudi Arabia >15 COUNTRIES ($ millions) 2Q’25 3Q’25 4Q’25 1Q’26 2Q’26 3Q’26 Revenue $41 $42 $41 $40 $44 $47 Avg. rig count 571 540 548 548 554 589 ($ millions) 2Q’25 3Q’25 4Q’25 1Q’26 2Q’26 3Q’26 Revenue $67 $66 $67 $67 $67 $69 Avg. rig count 721 935 942 972 895 979 Excluding Quail Tools 3 * **

0% 20% 40% 60% 80% 100% $- $100 $200 $300 $400 $500 2021 2022 2023 2024 2025 9/30/26* $ millions REVENUE, ADJUSTED EBITDA & FREE CASH FLOW CONVERSION** Revenue Adjusted EBITDA FCF Conversion DRILLING SOLUTIONS EXPANSION - GREATER ADOPTION & IMPROVING SERVICE-LINE MIX 13 DRILLING SOLUTIONS Technology-Led Innovation with Demonstrated Results * YTD 9/30/2026 revenue and adjusted EBITDA are annualized; adjusted free cash flow conversion is YTD ** FCF conversion is calculated as adjusted EBITDA less capex divided by adjusted EBITDA * ** Software services driving strong free cash flow conversion** ~91% FCF CONVERSION YTD 2026 NOTE: All values on this slide exclude Quail Tools 3

- 100 200 300 400 500 600 1Q 2Q 3Q 2026 Average rigs working L48 MARKET AVERAGE RIGS WORKING $- $2 $4 $6 $8 $10 $12 $14 $16 1Q 2Q 3Q 2026 $ millions NDS L48 - THIRD PARTY REVENUE - 10 20 30 40 50 60 70 80 90 1Q 2Q 3Q 2026 Average rigs working L48 NABORS AVERAGE RIGS WORKING $- $5 $10 $15 $20 $25 $30 $35 1Q 2Q 3Q 2026 $ millions NDS L48 NABORS REVENUE NDS GROWTH DRIVEN BY INCREASED PRODUCT PENETRATION 14 Technology-Led Innovation with Demonstrated Results 23% 11% 12% 7% 3 LOWER 48 – NABORS RIGS LOWER 48 – THIRD PARTY RIGS

The deployment of a Nabors PACE®-B rig at Project Obsidian in Oregon marks an important step in advancing our geothermal investment strategy and unlocking a compelling long-term growth opportunity in an attractive adjacent energy market. FROM VENTURE INVESTMENT TO FIELD DEPLOYMENT. INITIAL PHASE PHASE I OF III 50 MW PHASE I CAPACITY 300–500°C SUPERHOT ROCK FIRST-OF-ITS-KIND SUPERHOT GEOTHERMAL PROJECT Project Obsidian is targeted to be a 1+ GW power plant using a combination of Quaise’s millimeter wave drilling technology and proven conventional drilling. 15

2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q'26 Gross Leverage (x) 2.0x 3.2x 3.2x 2.6x 2.2x 2.4x 2.5x 3.3x 5.8x 7.5x 4.8x 4.2x 5.3x 6.8x 3.6x 3.5x 2.9x 2.8x 2.3x Gross Debt ($ billions) $3.8 $3.9 $4.4 $4.6 $4.4 $3.9 $4.3 $3.7 $3.6 $4.0 $3.6 $3.3 $3.0 $3.3 $2.5 $3.1 $2.5 $2.5 $2.0 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 Gross leverage $ billions GROSS DEBT AND GROSS LEVERAGE Gross Leverage (x) Gross Debt ($ billions) GROSS LEVERAGE REDUCED TO LOWEST LEVEL SINCE 2013 16 Disciplined Focus on Improving Capital Structure and Reducing Debt * Gross Leverage is period-end gross debt divided by trailing twelve-month adjusted EBITDA 4 * *

SIGNIFICANT HEADWAY TOWARD ~1x NET LEVERAGE GOAL 17 4 Disciplined Focus on Improving Capital Structure and Reducing Debt 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q'26 Net Leverage (x) 1.7x 2.3x 2.6x 2.3x 1.8x 2.1x 2.2x 3.0x 5.3x 6.7x 4.1x 3.6x 4.4x 4.7x 2.9x 2.3x 2.4x 1.7x 1.7x Net Debt ($ billions) $3.2 $2.8 $3.6 $4.1 $3.6 $3.4 $3.8 $3.4 $3.3 $3.7 $3.1 $2.9 $2.5 $2.3 $2.1 $2.1 $2.1 $1.6 $1.5 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Net leverage $ billions NET DEBT AND NET LEVERAGE Net Leverage (x) Net Debt ($ billions) * Net Leverage is period-end net debt divided by trailing twelve-month adjusted EBITDA * *

250 550 550 700 100 $0 $200 $400 $600 $800 2027 2028 2029 2030 2031 2032 $ millions 18 ACTIVELY MANAGING MATURITY PROFILE Disciplined Focus on Improving Capital Structure and Reducing Debt Notes Gross Debt Management AFTER THE ˚100 MILLION PARTIAL REDEMPTION OF 2030 NOTES: (Completed in 3Q 2026) * Cash includes short-term investments ($ millions) 12/31/24 12/31/25 6/30/26 9/30/26 Gross Debt $2,505 $2,495 $2,120 $2,023 Cash* $397 $941 $510 $475 Net Debt $2,108 $1,554 $1,610 $1,548 4

NABORS

EXECUTING TO PLAN. POSITIONED TO DELIVER.

Raising our free cash flow projection for 2026.

FOURTH QUARTER 2026 OUTLOOK

U.S. DRILLING	• Lower 48 average rig count of ~75, exit 76-77 rigs • Lower 48 average daily adjusted gross margin of $14,500 - $14,700 • Alaska and Gulf of America adjusted EBITDA of ~$12 million
INTERNATIONAL DRILLING	• Average rig count of 92 – 93, exit 92 rigs • Average daily adjusted gross margin of ~$19,500
DRILLING SOLUTIONS	• Adjusted EBITDA of ~$46 million
RIG TECHNOLOGIES	• Adjusted EBITDA of ~$8 million
CAPITAL EXPENDITURES	• Capital expenditures of $250 - $260 million, including $140 - $150 million for SANAD newbuilds in Saudi Arabia
ADJUSTED FREE CASH FLOW	• Adjusted free cash flow generation of $60-70 million, including free cash consumption at SANAD of ~$20 million



19

20 EXECUTING TO PLAN. POSITIONED TO DELIVER. Raising our free cash flow projection for 2026. FULL YEAR 2026 OUTLOOK ~˚930 MILLION CAPITAL EXPENDITURES ˚710 - ˚720 MILLION ADJUSTED EBITDA ˚100 - ˚110 MILLION ADJUSTED FREE CASH FLOW Including ~$20 million of SANAD free cash consumption Including $295 - $305 million for SANAD newbuilds

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO NET INCOME (LOSS) 22 Adjusted EBITDA represents net income (loss) before, income taxes, investment income (loss), interest expense, gain on disposition of Quail Tools, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below. (In thousands) September 30 June 30, September 30, 2025 2026 2026 Net income (loss) 302,466 $ (1,523) $ 15,984 $ Income tax expense (benefit) 117,571 16,405 20,443 Income (loss) before income taxes 420,037 14,882 36,427 Investment (income) loss (7,323) (2,131) (4,143) Interest Expense 54,334 42,678 42,087 Gain on disposition of Quail Tools (415,557) - - Other, net 24,470 5,682 11,428 Adjusted Operating Income (loss) 75,961 61,111 85,799 Depreciation and Amortization 160,347 160,549 159,744 Adjusted EBITDA $ 236,308 221,660 $ 245,543 $ Three Months Ended

RECONCILIATION OF U.S. DRILLING SEGMENT ADJUSTED GROSS MARGIN TO U.S. DRILLING SEGMENT ADJUSTED OPERATING INCOME 23 Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization. September 30, June 30, September 30, 2025 2026 2026 Lower 48 - U.S. - Drilling Adjusted operating income 13,689 $ 24,722 $ 31,434 $ Plus: General and administrative costs 4,745 4,974 5,018 Plus: Research and engineering 1,121 1,198 1,253 GAAP Gross Margin 19,555 30,894 37,705 Plus: Depreciation and amortization 52,120 54,093 56,230 Adjusted gross margin $ 84,987 71,675 $ 93,935 $ Other - U.S. - Drilling Adjusted operating income 17,740 $ 6,239 $ 1,951 $ Plus: General and administrative costs 568 407 411 Plus: Research and engineering 85 86 115 GAAP Gross Margin 18,393 6,732 2,477 Plus: Depreciation and amortization 9,027 10,612 9,776 Adjusted gross margin $ 15,759 29,005 $ 12,253 $ U.S. - Drilling Adjusted operating income 31,429 $ 30,961 $ 33,385 $ Plus: General and administrative costs 5,313 5,381 5,429 Plus: Research and engineering 1,206 1,284 1,368 GAAP Gross Margin 37,948 37,626 40,182 Plus: Depreciation and amortization 63,120 62,732 66,006 Adjusted gross margin $ 100,680 100,746 $ 106,188 $ (In thousands)

RECONCILIATION OF NET DEBT TO TOTAL DEBT 24 Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. December 31, June 30, September 30, 2025 2026 2026 Current Debt 377,492 $ - $ - $ Long-Term Debt 2,117,187 2,120,276 2,022,758 Total Debt 2,494,679 2,120,276 2,022,758 Cash & Short-term Investments 940,738 509,833 475,145 Net Debt 1,553,941 1,610,443 1,547,613 (In thousands)

RECONCILIATION OF ADJUSTED EBITDA BY SEGMENT TO ADJUSTED OPERATING INCOME 25 Three Months Ended September 30, 2026 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 33,385 $ 64,275 $ 36,150 $ 3,037 $ (51,048) $ 85,799 $ Depreciation and amortization 66,006 81,443 7,763 1,950 2,582 159,744 Adjusted EBITDA $ 99,391 145,718 $ 43,913 $ 4,987 $ (48,466) $ 245,543 $ Three Months Ended June 30, 2026 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 30,961 $ 45,860 $ 32,125 $ 1,497 $ (49,332) $ 61,111 $ Depreciation and amortization 63,120 84,673 7,888 1,683 3,185 160,549 Adjusted EBITDA $ 94,081 130,533 $ 40,013 $ 3,180 $ (46,147) $ 221,660 $ Three Months Ended September 30, 2025 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 31,429 $ 45,476 $ 49,982 $ 877 $ (51,803) $ 75,961 $ Depreciation and amortization 62,732 82,075 10,684 2,893 1,963 160,347 Adjusted EBITDA $ 94,161 127,551 $ 60,666 $ 3,770 $ (49,840) $ 236,308 $ (In thousands)

Jun. 30, 2025 Sep. 30, 2025 Dec. 31, 2025 Mar. 31, 2026 Jun. 30, 2026 Sep. 30, 2026 Drilling Solutions - U.S. 103,193 $ 76,361 $ 41,140 $ 39,647 $ 43,972 $ 47,145 $ Drilling Solutions - International 65,581 67,090 66,739 66,575 66,668 68,920 Total Drilling Solutions - operating revenues $ 170,283 141,942 $ 107,879 $ 106,222 $ 110,640 $ 116,065 $ Drilling Solutions - U.S. 103,193 $ 76,361 $ 41,140 $ 39,647 $ 43,972 $ 47,145 $ Quail Tools (34,198) (62,582) - - - - Total Drilling Solutions - operating revenues excluding Quail Tools $ 42,163 40,611 $ 41,140 $ 39,647 $ 43,972 $ 47,145 $ 26 (In thousands) For the three months ended RECONCILIATION OF DRILLING SOLUTIONS BY GEOGRAPHY

RECONCILIATION OF ADJUSTED FREE CASHFLOW TO NET CASH PROVIDED BY OPERATING ACTIVITIES 27 Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets, and before cash paid for acquisition related costs. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or other financing cash flows, such as dividends to shareholders. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP. Three Months Ended (In thousands) September 30 June 30 September 30 2025 2026 2026 Net cash provided by operating activities 207,880 $ 135,242 $ 238,893 $ Add: Capital expenditures, net of proceeds from sales of assets (202,267) (122,900) (164,370) Adjusted free cash flow $ 5,613 12,342 $ 74,523 $

NABORS INDUSTRIES LTD. NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l NABORS INDUSTRIES LTD NYSE: NBR nabors.com CONTACT US: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com